UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – August 12, 2008

(Date of earliest event reported)

QUESTAR GAS COMPANY

(Exact name of registrant as specified in its charter)

STATE OF UTAH	333-69210	87-0155877
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5555

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2008, the Board of Directors of Questar Gas Company selected Ronald W. Jibson to serve as the Company’s President and Chief Executive Officer effective September 1, 2008.  Mr. Jibson, age 55, served as Vice President, Operations for Questar Gas Company from March 1, 2004 until March 1, 2008 and has served as Executive Vice President from March 1, 2008 until the present.  Prior to his service as Vice President, Operations, Mr. Jibson served as General Manager of Operations.

Mr. Jibson has also served as Senior Vice President of Questar Corporation, the parent of Questar Gas Company, since March 1, 2008.

Exhibits.

Exhibit No.

Exhibit

    99.1

Release issued August 13, 2008, by Questar Gas Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR GAS COMPANY

   (Registrant)

August 14, 2008

/s/ S. E. Parks

Date

S. E. Parks

Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

    99.1

Release issued August 13, 2008, by Questar Gas Company.

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